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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W5)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-105957           77-0599834
----------------------------         ------------        ----------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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                                       -2-

 Item 5.          Other Events


Description of the Certificates and the Mortgage Pool

         As of the date hereof, Argent Securities Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement, dated October 3, 2003, to its Prospectus, dated August 1, 2003, in connection with the Registrant's issuance of a series of certificates, entitled Argent Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-W5 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2003-W5 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Morgan Stanley & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-

Item 7.           Financial Statements and Exhibits


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         Exhibit No.               Description

              99.3                 Computational Materials (as defined in Item
                                   5) that have been provided by Morgan Stanley
                                   & Co. Incorporated to certain prospective purchasers of Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-W5.









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 19, 2003


                                              ARGENT SECURITIES INC.


                                              By:  /s/ John P. Grazer
                                                 --------------------------
                                              Name:    John P. Grazer
                                              Title:   CFO




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                                Index to Exhibits




                                                                    Sequentially
Exhibit No.                            Description                 Numbered Page
-----------                            -----------                 -------------
    99.3    Computational Materials (as defined in Item 5) that have       P
            been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of Argent Securities
            Inc., Asset-Backed Pass-Through Certificates, Series
            2003-W5

                                  EXHIBIT 99.3


                                [FILED BY PAPER]